EXHIBIT 32
                                                                      ----------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Extended Systems Incorporated on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Charles W. Jepson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Extended Systems Incorporated.



/s/ CHARLES W. JEPSON
--------------------------------
Charles W. Jepson
Chief Executive Officer
February 17, 2004





                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Extended Systems Incorporated on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Valerie A. Heusinkveld, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Extended Systems Incorporated.




/s/ VALERIE A. HEUSINKVELD
--------------------------------
Valerie A. Heusinkveld
Chief Financial Officer
February 17, 2004